FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 12, 1996


                               MEDIQ INCORPORATED
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)

              1-8147                                51-0219413
      (Commission File Number)          (I.R.S. Employer Identification No.)


                  One MEDIQ Plaza, Pennsauken, New Jersey 08110
                    (Address of principal executive offices)


        Registrant's telephone number, including area code:(609)665-9300


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Item 5.  Other Events.

In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, MEDIQ Incorporated (the "Company") is hereby filing cautionary statements identifying important factors that could cause the Company's actual results to differ materially from those projected in forward-looking statements, made by or on behalf of the Company.

Item 7.  Financial Statements and Exhibits.

The following is filed as an Exhibit to this Report.

Exhibit Number 99

Description

Cautionary statements for purposes of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            MEDIQ INCORPORATED
                                            (Registrant)


Dated: June 12, 1996                        By:  /s/ Michael F. Sandler
                                                 ----------------------
                                                 Michael F. Sandler
                                                 Senior Vice President -
                                                 Finance and Chief Financial
                                                 Officer

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